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                                                                       EXHIBIT 1
                                                                       ---------


                               7,000,000 Shares

                        ITT EDUCATIONAL SERVICES, INC.

                                 Common Stock
                               ($.01 Par Value)


                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                      [  ], 1999



Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC


  As Representatives of the Several Underwriters,
     c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
         New York, N.Y. 10010-3629

Dear Sirs:

      1. Introductory. ITT Corporation, a Nevada corporation (the "Selling Stockholder") and a subsidiary of Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation ("Starwood"), proposes to sell (the "Offering") an aggregate of 7,000,000 outstanding shares (the "Firm Securities") of the common stock, par value $.01 per share (the "Securities") of ITT Educational Services, Inc., a Delaware corporation (the "Company"), to the several underwriters named in Schedule A hereto (the "Underwriters"), for whom Credit Suisse First Boston Corporation ("CSFBC") and Salomon Smith Barney Inc. are acting as Joint Book-Running Managers and Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated, Morgan Stanley & Co. Incorporated and NationsBanc Montgomery Securities LLC are acting as Co-Managers. The Joint Book-Running Managers and the Co-Managers are collectively referred to herein as the "Representatives." The Selling Stockholder also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 950,000 additional shares of the Securities (the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively referred to as the "Offered Securities".

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     Concurrently with the closing of the Offering, the Company will repurchase
1,500,000 shares of Securities from the Selling Stockholder pursuant to the terms, and subject to the conditions, of the Stock Repurchase Agreement dated as of December 18, 1998 between the Company and the Selling Stockholder (the "Stock Repurchase Agreement").

     The Company and the Selling Stockholder hereby agree with the several Underwriters as follows:

     2. Representations and Warranties of the Company and the Selling Stockholder. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

          (i) A registration statement (No. 333-69201) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial

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

     registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. No stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the best knowledge of the Company, threatened by the Commission.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) on the Effective Date of the Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The

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     two preceding sentences do not apply to statements in or omissions from a
     Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

          (iii) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (iv) Schedule C hereto sets forth all of the subsidiaries of the Company (the "Subsidiaries"). Each Subsidiary has been duly incorporated or organized and is validly existing as a corporation or a limited partnership in good standing under the laws of the jurisdiction of its incorporation or organization, with all requisite power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each Subsidiary is duly qualified to do business as a foreign corporation or limited partnership in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole; all of the issued and outstanding capital stock (or other ownership interests) of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and such capital stock (or other ownership interests) of each such Subsidiary is owned by the Company free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire such capital stock (or other ownership interests), any additional capital stock (or other ownership interests) or any other equity securities of any Subsidiary.

          (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or any other securities of the Company.

          (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

          (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of

                                       4
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     the Company owned or to be owned by such third party or to require the
     Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (viii) The Offered Securities are listed on the New York Stock
     Exchange.

          (ix) Except as disclosed in the Prospectus, no consent, approval or authorization, and no order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental, regulatory or accrediting agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement, except such as have been obtained and made under the Act and such as may be required under state securities laws.

          (x) Except as disclosed in the Prospectus, the execution, delivery and performance of this Agreement and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus (including, without limitation, the transactions described under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement"), and the consummation of the transactions herein and therein contemplated, do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its Subsidiaries under (A) the charter, by-laws or other organizational documents of the Company or any Subsidiary, (B) any statute, any rule, regulation, requirement, order or decree of any governmental, regulatory or accrediting agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations, including, without limitation, The Higher Education Act of 1965, as amended, and the regulations promulgated thereunder (the "HEA"), or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties, assets or operations of the Company or any Subsidiary is subject, that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole. The sale of the Offered Securities or consummation of the other transactions contemplated by this Agreement or the Prospectus will not constitute a change in ownership resulting in a "change of control" of the Company as defined in the HEA.

          (xi) This Agreement and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus (including, without limitation, the transactions described under the captions "Selling Stockholder and ESI Repurchase and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement") have been duly authorized, executed and delivered by the Company and constitute the

                                       5
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     legal, valid and binding obligations of the Company enforceable against the
     Company in accordance with their respective terms.

          (xii) The Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them free and clear of any mortgage, pledge, lien, security interest, claim or other encumbrance or defect that reasonably could be expected to, individually or in the aggregate, materially affect the value thereof, materially interfere with the use made or to be made thereof by it, or have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole; the Company and its Subsidiaries hold any leased real or personal property under valid, subsisting and enforceable leases or subleases with no exceptions that would materially interfere with the use made or to be made thereof by them; except as disclosed in the Prospectus, neither the Company nor any Subsidiary is in default under any such lease or sublease; and no claim of any sort has been asserted by anyone adverse to the rights of the Company under any such lease or sublease or affecting or questioning the right of the Company or any Subsidiary to the continued possession of the leased or subleased properties under any such lease or sublease that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.


          (xiii) Except as described in the Prospectus, the Company and its Subsidiaries (including any individual institution within the Company) possess all accreditations, approvals, authorizations, certificates, permits and licenses (collectively, "Licenses") issued by appropriate governmental, regulatory or accrediting agencies or bodies, including, without limitation, all authorizations required for participation in federal aid programs under Title IV Programs of the HEA ("Title IV Programs"), as are necessary to own, lease or operate the respective properties of the Company and its Subsidiaries and conduct the respective businesses now operated by the Company and its Subsidiaries and all such Licenses are in full force and effect. The Company and its Subsidiaries are in substantial compliance with their respective obligations under such Licenses, subject to such qualifications as are described in the Prospectus, and, except as disclosed in the Prospectus, the Company has not received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or any Subsidiary thereunder that, if determined adversely to the Company, reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (xiv) No consent, approval, authorization, order, registration or qualification of, or filing with, the U.S. Department of Education under Title IV of the HEA or with any state agency under any state statute pertaining to the authorization to operate postsecondary educational institutions or any accrediting agency that presently accredits any of the Company's schools is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement and the Prospectus.

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          (xv) No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (xvi) The Company and its Subsidiaries own or have obtained valid licenses for all trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, copyright registrations, patents, inventions, know-how, confidential information and any other intellectual property described in the Prospectus as being owned, licensed or used by the Company or that are necessary for the conduct of its business (collectively, "Intellectual Property") and the Company is not aware of any claim (or of any facts that would form a reasonable basis for any claim) to the contrary or any challenge by any third party to the rights of the Company with respect to any such Intellectual Property or to the validity or scope of any such Intellectual Property and the Company has no claim against a third party with respect to the infringement by such third party to any such Intellectual Property that, if determined adversely to the Company or any of its Subsidiaries, reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole. The Company has a good faith belief in the distinctiveness and enforceability of all trademarks, service marks and trade names and in the validity and enforceability of all patents comprising the Intellectual Property.

          (xvii) Except as described in the Prospectus, the properties, assets and operations of the Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws (including, without limitation, common law), rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety, and to the protection and clean-up of the natural environment and to the protection or preservation of natural resources and of plant and animal species, and activities or conditions related thereto, including, without limitation, those relating to the production, extraction, processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"), except where noncompliance reasonably could not be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole. With respect to such properties, assets and operations (including any previously owned, leased or operated properties, assets or operations with respect to such prior period of ownership or operation), there are no past, present or, to the best knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company that may interfere with or prevent compliance or continued compliance by the Company and its Subsidiaries with applicable Environmental Laws or otherwise result in liability to the Company and its Subsidiaries pursuant to applicable Environmental Law. Except as described in the Prospectus, the Company and its Subsidiaries are not the subject of any federal, state, local or foreign investigation, and the Company and its Subsidiaries have not received any notice or claim (or is aware of any facts that would be expected to result in any such claim), nor entered into any negotiations or agreements with any third party relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending, reasonably anticipated or, to the best knowledge of the Company, threatened actions, suits or proceedings against or

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     affecting the Company or its Subsidiaries or their respective properties, assets or operations in connection with any Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.

          (xviii) Except as disclosed in the Prospectus, there are no pending actions, suits, proceedings or investigations against or affecting the Company (including any individual institution within the Company) or its Subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company, reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole, or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits, proceedings or investigations are threatened or, to the best knowledge of the Company, contemplated.

          (xix) The financial statements and related schedules and notes included in each Registration Statement and the Prospectus comply with the requirements of the Act and the Rules and Regulations, present fairly the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis. The financial information and statistical data set forth in the Prospectus under the captions "Summary Financial and Operating Data", "Selected Financial and Operating Data" and "Capitalization" present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statements.

          (xx) Since the dates as of which information is given in each Registration Statement and the Prospectus, (A) neither the Company nor any of its Subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material, verbal or written agreement or other transaction that is not in the ordinary course of business or that reasonably could be expected to result in a material reduction in the future earnings of the Company; (B) there has been no change except as contemplated by the Prospectus, in the indebtedness of the Company, no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (C) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, prospects or results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (xxi) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (xxii) Except as set forth in the Prospectus, there are no outstanding
     (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or

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     obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

          (xxiii) Each "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that the Company sponsors and in which employees of the Company participate (the "ERISA Plans") is in compliance with the applicable provision of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). The Company has no liability, with respect to the ERISA Plans or otherwise and whether or not contingent, under Title IV of ERISA, nor does the Company expect that any such liability will be incurred. The Company has no liability, whether or not contingent, with respect to any ERISA Plan that provides post-retirement welfare benefits that would, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (xxiv) The Company and its Subsidiaries have filed on a timely basis all federal, state, local and foreign tax returns required to be filed by the Company and its Subsidiaries (or such returns were included in the consolidated federal, state, local or foreign tax returns of the Selling Stockholder), such returns are complete and correct in all material respects, and all taxes shown by such returns (or included in any consolidated returns of the Selling Stockholder) or otherwise due and payable by the Company and its Subsidiaries have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any tax liability of the Company for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes; and there has been no formal or informal tax deficiency asserted against the Company and its Subsidiaries and the Company is not aware of any facts that could give rise to the assertion of a tax deficiency against the Company that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole. The Company is not now and has never been a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code and the Treasury Regulations promulgated thereunder.

          (xxv) The Company maintains a system of internal accounting controls sufficient for purposes of the prevention or detection of errors or irregularities in amounts that reasonably could be expected to be material to the Company's consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.

          (xxvi) Neither the Company (including any individual institution within the Company) nor any Subsidiary is in violation of (A) its charter, by-laws or other organizational documents or (B) any applicable law, ordinance, administrative or governmental or regulatory rule, regulation or accreditation requirement or standard or any order, decree or judgment of any court or governmental, regulatory or accrediting agency or body having jurisdiction over the Company except, in the case of clause (B), for such violations that would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole. No event of default or event that, but for the giving of notice or the lapse of time or both,

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     would constitute an event of default exists, or upon consummation of the transactions contemplated by this Agreement and the Prospectus (including, without limitation, the transactions described under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement") will exist, under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties, assets or operations of the Company or any Subsidiary are subject, that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as an exhibit to the Registration Statements that are not described or filed as required.

          (xxvii) The Company carries or is entitled to the benefits of insurance in such amounts and covering such risks as are generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

          (xxviii) On the date each Registration Statement was first filed with the Commission, and at the Effective Time, the Company met the conditions for use of Form S-3 under the Act and the Rules and Regulations.

          (xxix) The Company has not taken and will not take, directly or indirectly, any action designed to, or that reasonably could be expected to, cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

          (b) The Selling Stockholder represents and warrants to, and agrees with, the Underwriters that:

          (i) The Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities pursuant to this Agreement on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and

     Regulations did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
     Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and (B) on each Closing Date, the Initial Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by the Selling Stockholder specifically for use therein.

          (iii) This Agreement and, to the extent applicable to the Selling Stockholder, the agreements, documents or instruments entered into by the Selling Stockholder in connection with the transactions described in the Prospectus under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement" have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitute the legal, valid and binding obligations of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their terms.

          (iv) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement and the Prospectus (including, without limitation, the transactions described under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement"), except such as have been obtained and made under the Act and such as may be required under state securities laws or as may be required to be made with the U.S. Department of Education under Title IV of the HEA or with any state agency under any state statute pertaining to the authorization to operate postsecondary educational institutions or any accrediting agency that presently accredits any of the Company's schools.

          (v) The Selling Stockholder has caused the Company to file, or has filed, on a timely basis all federal, state, local and foreign income, franchise and any other material tax returns required to be filed (a) by the Company or (b) until June 9, 1998, by the Selling Stockholder that include the Company, such returns are complete and correct in all material respects, and all taxes shown by such returns or otherwise due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The Selling Stockholder is not aware of any facts that are likely to result in the assertion of a tax deficiency against the Company that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (vi) Each "employee benefit plan," within the meaning of ERISA, that the Selling Stockholder sponsors and in which employees of the Company participate or as to which the Company has any control group liability (the "ITT ERISA Plans") is in compliance with the applicable provision of ERISA and the Code. The Selling Stockholder has no liability, with respect to the ITT ERISA Plans or otherwise and whether or not contingent, under Title IV of ERISA, nor does the Selling Stockholder expect that any such liability will be incurred.

          (vii) The execution, delivery and performance by the Selling Stockholder of this Agreement, the sale of the Offered Securities being sold by the Selling Stockholder and the consummation by the Selling Stockholder of any of the transactions contemplated by this Agreement and the Prospectus (including, without limitation, the transactions described under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement"), do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute or will constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by the Selling Stockholder under (A) the charter, by-laws or other organizational documents of the Selling Stockholder, (B) any statute, any rule, regulation, requirement, order or decree of any governmental or regulatory agency or body, or any court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties, assets or operations, except for any federal, state or accrediting commission laws, regulations and/or standards pertaining to federal student financial aid programs or accrediting or licensing of educational institutions or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license of other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties, assets or operations of the Selling Stockholder is subject, that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement.

          (viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Stockholder and any third party that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

          (ix) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that reasonably could be expected to, cause or result in the stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price of [$] per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

     The Selling Stockholder will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account of the Selling Stockholder at a bank acceptable to CSFBC, at the office of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019-6092, at 10:00 A.M., New York time, on [ ], 1999 or at such other time not later than seven full business days thereafter as CSFBC and the Selling Stockholder determine (such time being herein referred to as the "First Closing Date"). For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the Offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of Credit Suisse First Boston Corporation, New York, New York, at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholder agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Selling Stockholder. It is understood that CSFBC is authorized to make payment for and accept delivery of such Optional Securities on behalf of the Underwriters pursuant to the terms of CSFBC's instructions to the Selling Stockholder.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Stockholder will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account of the Selling Stockholder at a bank acceptable to CSFBC, at the above office of Dewey Ballantine LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CSFBC, at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company, the Selling Stockholder, Starwood and the Underwriters.

     (A) The Company  agrees with the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

          The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's prior consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (g) During the period of two years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, announce the intention to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any Securities or securities or other rights convertible into or exchangeable or exercisable for any Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC; provided, however, that such restrictions will not apply to (i) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof or issuances of Securities pursuant to the exercise of such options, (ii) the Company's repurchase of up to 1,500,000 shares of Securities from the Selling Stockholder pursuant to the Stock Repurchase

Agreement or (iii) the filing with the Commission of a post-effective amendment to the Registration Statement pursuant to the Stock Repurchase Agreement.

          (i) The Company will use its reasonable best efforts to cause the executive officers of the Company listed on Schedule B hereto to agree that for a period of 90 days after the date of the initial public offering of the Offered Securities, they will not offer, sell, contract to sell, announce the intention to sell, pledge or otherwise dispose of, directly or indirectly, or request or demand the filing with the Commission of a registration statement under the Act relating to, any Securities or securities or other rights convertible into or exchangeable or exercisable for any Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC.

          (j) Upon the written request of CSFBC or any Underwriter, the Company shall (i) furnish to CSFBC or such other Underwriter, a certification, as contemplated by and in compliance with Treasury regulations Section 1.897-2(h), that as of any Closing Date (or such other date as may be specified in such request), the Offered Securities are not United States real property interests as defined in Section 897(c)(1) of the Code, (ii) file such certification with the Internal Revenue Service in the manner and within the time period specified in Treasury regulations Section 1.897-2(h) and (iii) promptly after such filing, furnish to CSFBC or the Underwriter that has requested a certificate, as the case may be, proof of such filing.

          (k) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Selling Stockholder and the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the fees and disbursements of counsel to the Underwriters in connection with the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectuses (including any amendments and supplements thereto) to the Underwriters; provided, however, that the Selling Stockholder shall be responsible for any transfer taxes on the sale by the Selling Stockholder of the Offered Securities to the Underwriters.

     (B) The Selling Stockholder and Starwood agree with the several Underwriters that:

          (a) The Selling Stockholder agrees with the Underwriters that the Selling Stockholder shall be responsible for any transfer taxes on the sale of its Offered Securities to the Underwriters.

          (b) The Selling Stockholder agrees to deliver to CSFBC, Attention:
     Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (c) For a period of 90 days after the date of the initial public offering of the Offered Securities, neither the Selling Stockholder nor Starwood will offer, sell, contract to sell, announce the intention to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any Securities or securities or other rights convertible into or exchangeable or exercisable for any Securities, or, except as required by law or stock exchange requirement, publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC; provided, however, that such restrictions will not apply to (i) the Company's repurchase of up to 1,500,000 shares of Securities from the Selling Stockholder pursuant to the Stock Repurchase Agreement or (ii) the filing with the Commission of a post-effective amendment to the Registration Statement pursuant to the Stock Repurchase Agreement.

     (C) The several Underwriters agree with the Company that the Underwriters
(i) will not sell Offered Securities to the public in the Offering such that, to the knowledge of the Underwriters, such sale would result in any stockholder of the Company (other than the Selling Stockholder) acquiring beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of ten percent or more of the issued and outstanding Securities immediately after the Offering and (ii) will, promptly after the completion of the Offering, deliver to the Company a list of the purchasers to whom the Underwriters sold the Offered Securities in the Offering and the number of shares of Offered Securities sold to each purchaser.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein and to the performance by the Company, the Selling Stockholder and Starwood of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), from PricewaterhouseCoopers LLP confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

          (i) in their opinion the financial statements audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the published Rules and Regulations thereunder with respect to registration statements on Form S-3;

          (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited interim financial statements included in the Registration Statements;

          (iii) on the basis of the procedures referred to in clause (ii) above, reading the unaudited interim financial data of the Company for the period from the date of the latest balance sheet included in the Registration Statements to the date of the latest available interim financial data, a reading of the minutes of all meetings of the stockholders and directors (including each committee thereof of the Company), inquiries of officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below, nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

               (A) the unaudited interim financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited interim financial statements for them to be in conformity with generally acceptable accounting principles;

               (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three days prior to the date of this Agreement, there was any decrease in shareholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Registration Statements and the Prospectus; or

               (C) for the period from the date of the latest income statement included in the Registration Statements and the Prospectus to the date, not more than three business days prior to the date of this Agreement, of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statements and the Prospectus, in net revenues or net income, or in the total or per share amounts of net income, or any increases or decreases, as the case may be, in other items specified by the Representatives;

     except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Registration Statements or the Prospectus disclosed have occurred;

          (iv) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma financial information included in the Registration Statements and the Prospectus and on the basis of the foregoing procedure and a reading of the unaudited pro forma balance sheet information as of September 30, 1998, and the unaudited pro forma income statement information for the year ended December 31, 1997, and the nine-month periods ended September 30, 1998 and 1997, included in the Registration Statement in footnote (c) to the Summary Financial and Operating Data and the Selected Financial and Operating Data, inquiries of officials of the Company who have responsibility for financial and accounting matters about (i) the basis for the determination of the pro forma adjustments and (ii) whether the unaudited pro forma financial information complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act and other specified procedures, nothing came to their attention that caused them to believe that the pro forma financial information included in the Registration Statements and the Prospectus do not comply in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such financial information;

          (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements and the Prospectus (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are determined from the accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) to such accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Selling Stockholder or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the NYSE or any setting of minimum prices for trading on any such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by either U.S. Federal or New York authorities; or
(v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of Baker & Daniels, counsel for the Company, to the effect that:

          (i) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

          (ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable; no further approval or authority of the shareholders or the Board of Directors of the Company is or will be required for the sale of the Offered Securities as contemplated by this Agreement; and the shareholders of the Company have no preemptive or similar rights with respect to the Securities.

          (iii) Except as disclosed in the Prospectus, to the best knowledge of such counsel, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (iv) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental, regulatory or accrediting agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by the Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

          (v) Except as disclosed in the Prospectus, the execution, delivery and performance of this Agreement by the Company and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus (including, without limitation, the transactions described under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement") do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its Subsidiaries under (A) the charter, by-laws or other organizational documents of the Company and its Subsidiaries, (B) to the best knowledge of such counsel, any statute, any rule, regulation, requirement, order or decree of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or its Subsidiaries or any of their respective properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties, assets or operations of the Company or any Subsidiary is subject, that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (vi) This Agreement and the agreements, documents or instruments entered into by the Company in connection with the transactions described in the Prospectus (including, without limitation, the transactions described under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement") have been duly authorized, executed and delivered by the Company and, to the extent required, its stockholders.

          (vii) Except as disclosed in the Prospectus, to the best knowledge of such counsel, there are no pending or threatened actions, suits, proceedings or investigations against or affecting the Company or any of its Subsidiaries or any of their respective properties, assets or operations that could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Offered Securities.

          (viii) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (ix) To the best knowledge of such counsel, the descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown and such counsel do not know of any legal or governmental proceedings required to be described or any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required.

          (x) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations. Such counsel have participated in the preparation of the Registration Statements and the Prospectus and have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel need express no opinion as to (i) the financial statements or other financial data contained in the Registration Statements and the Prospectus, (ii) the portions of the Registration Statements and the Prospectus as to which Dow, Lohnes & Albertson, PLLC is providing an opinion to the Underwriters or (iii) any federal, state or accrediting commission laws, regulations and/or standards pertaining to federal student financial aid programs or accrediting or licensing of educational institutions. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel are admitted to practice and the federal laws of the United States upon the opinions of counsel reasonably satisfactory to the Representatives and counsel to the Underwriters.

          (e) The Representatives shall have received an opinion, dated such Closing Date, of Clark D. Elwood, Senior Vice President, General Counsel and Secretary of the Company, to the effect that:

          (i) The Company is duly qualified to transact business as a foreign corporation in good standing in all jurisdictions other than the jurisdiction of its incorporation in which it owns, leases or operates properties or in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except for such jurisdictions where the failure to qualify would not have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (ii) Each Subsidiary has been duly incorporated or organized and is validly existing as a corporation or a limited partnership in good standing under the laws of the jurisdiction of its incorporation or organization, with all requisite power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each Subsidiary is duly qualified to do business as a foreign corporation or limited partnership in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole; all of the issued and outstanding capital stock (or other ownership interests) of each such Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and such capital stock (or other ownership interests) of each Subsidiary is owned by the Company free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire such capital stock (or other ownership interests), any additional capital stock (or other ownership interests) or any other equity securities of any Subsidiary.

          (iii) All outstanding shares of the capital stock of the Company have been duly authorized, are validly issued, are fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws; the authorized and outstanding shares of capital stock of the Company are as set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock" and conform in all material respects to the descriptions thereof contained in the Prospectus; and the shareholders of the Company have no preemptive or similar rights with respect to any securities of the Company.

          (iv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (v) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, any state agency under any state statute pertaining to the authorization to operate postsecondary educational institutions, or any accrediting agency that presently accredits any of the Company's schools is required for the consummation by the Company of the transactions contemplated by this Agreement or the Prospectus in connection with the sale of the Offered Securities.

          (vi) To the best knowledge of such counsel, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated in the Prospectus (including, without limitation, the consummation of the transactions described in the Prospectus under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement"), do not and will not conflict with or result in a violation of (A) any state statute pertaining to the authorization to operate postsecondary educational institutions, or
     (B) the standards of accreditation of any accrediting agency that presently accredits any of the Company's schools, except for such conflicts or violations which would not be reasonably likely to, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole.

          (vii) To the best knowledge of such counsel, except as disclosed in the Prospectus, the Company and its Subsidiaries possess all necessary Licenses issued by appropriate governmental, regulatory or accrediting agencies or bodies, including, without limitation, all authorizations required for, or pertaining to, (A) the ownership, leasing or operation of the respective properties of the Company and its Subsidiaries and the conduct of the respective businesses now operated by the Company and its

     Subsidiaries, (B) participation in federal aid programs under Title IV Programs, (C) state authorization to operate postsecondary educational institutions as are required for participation in Title IV Programs as described in the Registration Statement and the Prospectus and (D) accrediting agency approvals as are required for participation in Title IV Programs as described in the Registration Statement and the Prospectus, and all such Licenses are in full force and effect, except where the failure to possess such Licenses or the failure of such Licenses to be in full force and effect would not be reasonably likely to, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole. Except as disclosed in the Prospectus, to the knowledge of such counsel, the Company has not received notice of any proceedings, investigations or inquiries, nor are any such proceedings, investigations or inquiries threatened, relating to the revocation, modification, termination or suspension of any such License, except where any such revocation, modification, termination or suspension would not be reasonably likely to, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole.

          (viii) Except as disclosed in the Prospectus, there are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or any of its Subsidiaries or any of their respective properties, assets or operations that could individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole.

          (ix) Except as set forth in the Prospectus, there are no outstanding
     (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or
     (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

          (x) Neither the Company (including any individual institution within the Company) nor any Subsidiary is in violation of (A) its charter, by-laws or other organizational documents or (B) to the best knowledge of such counsel, any order, decree or judgment of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any of its properties, assets or operations and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or upon consummation of the transactions contemplated by this Agreement and the Prospectus (including, without limitation, the transactions described under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement") will exist, under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties, assets or operations of the Company or any Subsidiary is subject, that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its Subsidiaries taken as a whole.

          (xi) Such counsel has participated in the preparation of the Registration Statements and the Prospectus and has no reason to believe that any part of the Registration Statement or any amendment thereto, as of its effective date or as of such

     Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial data contained in the Registration Statements and the Prospectus).

     Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel is admitted to practice and the federal laws of the United States upon opinions of counsel reasonably satisfactory to the Representatives and counsel for the Underwriters.

          (f) The Representatives shall have received an opinion, dated such Closing Date, of Sidley & Austin, counsel for the Selling Stockholder, to the effect that:

          (i) To the best knowledge of such counsel, immediately prior to such Closing Date, the Selling Stockholder was the sole registered owner of the Offered Securities and has the corporate power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities delivered by the Selling Stockholder on such Closing Date;

          (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholder and Starwood and, to the extent required, their shareholders.

          (iii) To the best knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by either the Selling Stockholder or Starwood for the consummation of the transactions contemplated by this Agreement and the execution, delivery and performance by the Selling Stockholder of the agreements contemplated and described in the Prospectus under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder-- Stock Repurchase Agreement " except such as have been obtained and made under the Act and such as may be required under state securities laws or as may be required to be made with the U.S. Department of Education under Title IV of the HEA or with any state agency under any state statute pertaining to the authorization to operate postsecondary educational institutions or any accrediting agency that presently accredits any of the Company's schools.

          (iv) The execution, delivery and performance by the Selling Stockholder and Starwood of this Agreement and the agreements contemplated and described in the Prospectus under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement," the sale of the Offered Securities being sold by the Selling Stockholder and the consummation of any of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute or will constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by the Selling Stockholder under (A) the charter, by-laws or other organizational documents of the Selling Stockholder and Starwood, (B) to the best knowledge of such counsel, any statute, any rule, regulation, requirement, order or decree of any governmental or regulatory agency or body, or any court, domestic or foreign, having jurisdiction over the Selling Stockholder and Starwood or any of their properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license of other agreement or instrument to which the Selling Stockholder or Starwood is a party or by which the Selling Stockholder or Starwood is bound or to which any of the properties, assets or operations of the Selling Stockholder or Starwood is subject, that reasonably could be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement.

     In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel is admitted to practice and the federal laws of the United States upon opinions of counsel reasonably satisfactory to the Representatives and counsel for the Underwriters.

          (g) The Representatives shall have received from Dow, Lohnes & Albertson, PLLC, special regulatory counsel to the Company, such opinion or opinions, dated as of such Closing Date, to the effect that:

          (i) The statements contained in the Prospectus under the captions "Risk Factors-- Extensive Regulation Due to Dependence on Federal Funding"; "Risk Factors -- Legislative Action"; "Risk Factors -- Student Loan Defaults"; "Risk Factors -- Financial Responsibility Standards"; "Risk Factors --Institutional Refunds"; "Risk Factors -- "The '85/15' Rule"; "Risk Factors-- Change in Control"; "Risk Factors -- Additional Locations"; "Risk Factors -- State Authorization and Accreditation"; "Risk Factors -- Availability of Lenders and Guarantors"; Management's Discussion and Analysis of Financial Condition and Results of Operations -- General"; "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources"; "Business -- Federal and Other Financial Aid Programs"; "Business -- Regulation of Federal Financial Aid Programs"; "Business -- Regulation of Federal Financial Aid Programs -- Legislative Action"; "Business -- Regulation of Federal Financial Aid Programs -- Student Loan Defaults"; "Business -- Regulation of Federal Financial Aid Programs -- Financial Responsibility Standards"; "Business -- Regulation of Federal Financial Aid Programs -- Institutional Refunds"; "Business -- Regulation of Federal Financial Aid Programs -- "The '85/15' Rule"; "Business -- Regulation of Federal Financial Aid Programs -- Additional Locations and Programs"; "Business -- Regulation of Federal Financial Aid Programs -- Administrative Capability"; "Business -- Regulation of Federal Financial Aid Programs -- Eligibility and Certification Procedures"; "Business -- Regulation of Federal Financial Aid Programs -- Title IV Program Funds Management"; "Business --Regulation of Federal

     Financial Aid Programs -- Availability of Lenders and Guarantors"; "Business -- Regulation of Federal Financial Aid Programs --Compliance with Regulatory Standards and Effect of Regulatory Violations"; "Business -- State Authorization and Accreditation"; and "Business --Change in Control" (collectively, "Regulatory Matters"), insofar as such statements constitute a summary of legal matters, documents or proceedings with respect to the operation of postsecondary educational institutions and the offering of programs of postsecondary education, are accurate and complete in all material respects.

          (ii) Although (a) such counsel have not independently verified any statements in the Prospectus (except for the particular portions of the Prospectus under the captions referred to and specified in paragraph (i) above) and cannot and do not assume responsibility for the accuracy or completeness of any statements in the Prospectus (except for the particular portions of the Prospectus under the captions referred to and specified in paragraph (i) above), and (b) such counsel's participation in the preparation of the Prospectus (consisting of intermittent participation in certain of the conferences between officers and representatives of the Company, counsel for the Company, representatives of the Underwriters, Underwriters' counsel and independent accountants of the Company, as well as a review of certain documents provided to such counsel) has been limited solely to certain matters relating to Title IV of the HEA, no facts have come to the attention of such counsel in the course of such participation which cause such counsel to believe that the statements in the Registration Statement collectively defined in the Underwriting Agreement as Regulatory Matters (and specifically excluding the financial statements and the notes and schedules annexed thereto, as well as any financial, statistical or accounting information), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that any such information contained in the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, the U.S. Department of Education under Title IV of the HEA is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities and the Company's repurchase of up to 1,500,000 shares of Securities from the Selling Stockholder pursuant to the Stock Repurchase Agreement.

          (iv) To the best knowledge of such counsel, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein in connection with the sale of the Offered Securities and the execution, delivery and performance by the Company of the agreements contemplated and described in the Prospectus under the captions "Selling Stockholder and ESI Repurchase" and "Relationship with Selling Stockholder and Related Transactions--Agreements with Selling Stockholder--Stock Repurchase Agreement" do not and will not conflict with or result in a violation of Title IV of the HEA or any rule, regulation or requirement of the U.S. Department of Education promulgated under Title IV of the HEA, except for such conflicts or violations which would not be reasonably likely to, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole.

          (v) The consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities will not constitute a change in ownership resulting in a "change in control" as defined in the HEA.

          (h) The Representatives shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectuses and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers shall state that, to the best of their knowledge after reasonable investigation: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time either Prospectus was printed and distributed to any Underwriter; subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company except as set forth in or contemplated by the Prospectus; and they have carefully examined the Registration Statements and the Prospectus and neither any Registration Statement nor the Prospectus or any amendment or supplement thereto, as of their respective effective or issue dates and as of such Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

          (k) The Representatives shall have received a letter, dated January 7, 1998, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be January 4, 1998 for the purposes of this subsection.

          (l) The Representatives shall have received the written undertakings of the executive officers of the Company listed on Schedule B to the effect contemplated by subsection (A)(i) of Section 5 hereof, unless otherwise waived or agreed to by the Representative.

          (m) The Representatives shall have received such other opinions, certificates, letters and other documents from or on behalf of the Company, the Selling Stockholder or Starwood as the Representatives shall reasonably request.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof, only if they are reasonably satisfactory in form and substance to CSFBC and counsel for the Underwriters. The Company, the Selling Stockholder and Starwood will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution.

          (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary prospectus if the Company had previously furnished such quantity of copies thereof to such Underwriter as reasonably requested by or on behalf of such Underwriter.

          (b) The Selling Stockholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary prospectus if the Company had previously furnished such quantity of copies thereof to such Underwriter as reasonably requested by or on behalf of such Underwriter.

          (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, the Selling Stockholder and Starwood against any losses, claims, damages or liabilities to which the Company, the Selling Stockholder and Starwood may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company, the Selling Stockholder and Starwood in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information appearing in the fourth paragraph under the caption "Underwriting" with respect to concession and discount figures and the information in the tenth paragraph appearing under the caption "Underwriting".

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each of the Company, the Selling Stockholder, Starwood and the Underwriters (collectively, the "Contributing Parties") shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and Starwood, as the case may be, on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholder and Starwood, as the case may be, on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholder and Starwood, as the case may be, on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by a Contributing Party and the Contributing Party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company, the Selling Stockholder and Starwood under this Section shall be in addition to any liability which the Company, the Selling Stockholder and Starwood may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act;

and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, the Selling Stockholder or Starwood, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company, the Selling Stockholder or Starwood except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and Starwood, and their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Selling Stockholder, Starwood, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholder, Starwood and the Underwriters pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv), or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives c/o

Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 5975 Castle Creek Parkway North Drive, P.O. Box 50466, Indianapolis, Indiana 46250, Attention: Clark D. Elwood or if sent to the Selling Stockholder or Starwood, will be mailed, delivered or telegraphed and confirmed to Starwood Hotels & Resorts Worldwide, Inc., 777 Westchester Avenue, White Plains, New York 10604, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation of Underwriters. The Joint Book-Running Managers will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Joint Book-Running Managers jointly or by CSFBC will be binding upon all the Underwriters.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Company, the Selling Stockholder and Starwood each hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholder, Starwood and the several Underwriters in accordance with its terms.

                              Very truly yours,

                              ITT Educational Services, Inc.


                              By  ___________________________
                                  Name:  Clark D. Elwood
                                  Title: Senior Vice President, General
                                         Counsel and Secretary


                              ITT Corporation


                              By  ___________________________
                                  Name:
                                  Title:

                              Starwood Hotels & Resorts Worldwide, Inc.


                              By  ___________________________
                                  Name:
                                  Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     Credit Suisse First Boston Corporation
     Salomon Smith Barney Inc.
     Bear, Stearns & Co. Inc.
     BT Alex. Brown Incorporated
     Morgan Stanley & Co. Incorporated
     NationsBanc Montgomery Securities LLC



       Acting on behalf of themselves and
          as the Representatives of the
          several Underwriters.

By Credit Suisse First Boston Corporation


By _____________________________________
   Name:  John Cozzi
   Title: Managing Director

                                   SCHEDULE A


                                                            Number of
                                                         Firm Securities
                                                         to be Purchased
                                                         ---------------
Credit Suisse First Boston Corporation..........
Salomon Smith Barney Inc........................
Bear, Stearns & Co. Inc.........................
BT Alex. Brown Incorporated.....................
Morgan Stanley & Co. Incorporated...............
NationsBanc Montgomery Securities LLC...........
                                                         ---------------
               Total.............................              7,000,000
                                                         ===============

                                   SCHEDULE B

                       Executive Officers of the Company

            Rene R. Champagne

            Gene A. Baugh

            Clark D. Elwood

            Edward G. Hartigan

            Thomas W. Lauer

                                   SCHEDULE C

                          Subsidiaries of the Company

Subsidiary                                      Jurisdiction
----------                                      ------------
ESI Service Corp.                               Delaware
ESI General Services Corp.                      Delaware
ESI Capital Corp.                               Delaware
Educational Providers, L.P.                     Indiana